UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant  ☒
Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

American Restaurant Concepts, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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4) Date Filed:

AMERICAN RESTAURANT CONCEPTS, INC.

1405 West Pinhook Road, Suite 102
Lafayette, LA 70503
(904) 741-5500

September 23, 2013

Dear Stockholder:

You are cordially invited to attend a special meeting of stockholders of American Restaurant Concepts, Inc., a Florida corporation, to be held on Monday, October 21, 2013 at 10:00 a.m. local time at our corporate office located at 13453 North Main Street, Suite 206, Jacksonville, FL 32218.

At the special meeting, you will be asked to consider and vote upon a proposed amendment to our Articles of Incorporation, as amended, to effect a reverse stock split of our outstanding shares of Class A common stock at any whole number ratio between 1-for-5 and 1-for-50, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse stock split to be determined by our board of directors, in its discretion, following stockholder approval (if received), but not later than December 31, 2014.

Your vote is very important.   Whether or not you plan to attend the special meeting, please vote your shares as promptly as possible using the enclosed proxy card, or via telephone, facsimile, email or the Internet as instructed in the enclosed proxy materials, in order to ensure your representation at the special meeting.  If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

The accompanying proxy statement provides you with detailed information about the special meeting and the reverse stock split.  We encourage you to read the entire proxy statement and its annexes, including the proposed amendment to our Articles of Incorporation, as amended, carefully.  You may also obtain additional information about us from documents that we have filed with the Securities and Exchange Commission.

Thank you in advance for your cooperation and continued support.

Sincerely,

Richard W. Akam
Chief Executive Officer

AMERICAN RESTAURANT CONCEPTS, INC.

1405 West Pinhook Road, Suite 102
Lafayette, LA 70503
(904) 741-5500

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 21, 2013

To the Stockholders of American Restaurant Concepts, Inc.:

 On behalf of the board of directors of American Restaurant Concepts, Inc., a Florida corporation, we are pleased to deliver the accompanying proxy statement for the special meeting of stockholders to be held on Monday, October 21, 2013 at 10:00 a.m. local time at our corporate office located at 13453 North Main Street, Suite 206, Jacksonville, FL 32218, for the following purposes:

1.
To consider and vote upon a proposed amendment to our Articles of Incorporation, as amended, to effect a reverse stock split of our outstanding shares of Class A common stock at any whole number ratio between 1-for-5 and 1-for-50, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse stock split to be determined by our board of directors, in its discretion, following stockholder approval (if received), but not later than December 31, 2014; and

2.	To transact such other business as may properly come before the special meeting or any adjournments or postponements thereof.
  Our board of directors has fixed September 3, 2013 as the record date for the determination of stockholders entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.  Only holders of record of shares of our common stock at the close of business on the record date are entitled to notice of, and to vote at, the special meeting.

  Whether or not you plan to attend the special meeting, please vote your shares as promptly as possible using the enclosed proxy card, or via telephone, facsimile, email or the Internet as instructed in the enclosed proxy materials, in order to ensure your representation at the special meeting.  If you attend the special meeting and vote in person, your vote by ballot will revoke any proxy previously submitted.

By order of the board of directors,

Richard W. Akam
Chief Executive Officer

Lafayette, Louisiana
September 23, 2013

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on October 21, 2013:  The accompanying proxy statement is available at: www.proxyandprinting.com/#!vote-your-proxy/vstc4=american-rest.

AMERICAN RESTAURANT CONCEPTS, INC.

1405 West Pinhook Road, Suite 102
Lafayette, LA 70503
(904) 741-5500

PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON OCTOBER 21, 2013

This proxy statement is being furnished to holders of Class A common stock, par value $0.01 per share (“common stock”), of American Restaurant Concepts, Inc., a Florida corporation (the “Company,” “we,” “us,” and “our”).  Proxies are being solicited on behalf of our board of directors to be used at the special meeting of stockholders to be held on Monday, October 21, 2013 at 10:00 a.m. local time at our corporate office located at 13453 North Main Street, Suite 206, Jacksonville, FL 32218, and at any postponements or adjournments thereof, for the purposes set forth in the Notice of Special Meeting of Stockholders.

We are using the Securities and Exchange Commission (the “SEC”) rule that allows us to deliver a “full set” of our proxy materials by mail to all of our stockholders of record as of the record date.  Our proxy materials consist of the Notice of Special Meeting of Stockholders, this proxy statement and a proxy card.  We will mail our proxy materials to stockholders on or about September 23, 2013.  In addition to mailing our proxy materials, we will also provide access to our proxy materials over the Internet on or about September 23, 2013.  The proxy statement contains instructions on how to access and review all of the important information contained in the proxy materials via the Internet.  The proxy statement also instructs you on how you may submit your vote by mail using the enclosed proxy card, by telephone, facsimile, email or the Internet, or in person at the special meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Q:	Why did I receive this proxy statement?

A:
You received this proxy statement because our board of directors is soliciting your proxy to vote at the special meeting of stockholders to be held on Monday, October 21, 2013 at 10:00 a.m. local time at our corporate office located at 13453 North Main Street, Suite 206, Jacksonville, FL 32218, and at any adjournments or postponements thereof.  This proxy statement, along with the other proxy materials, summarizes the purposes of the special meeting and the information that you need to know to vote at the special meeting.

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Q:	What does it mean if I receive more than one set of proxy materials?

A:
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.  Please follow the voting instructions in the proxy materials to ensure that all of your shares are voted.

Q:	Who is conducting and paying for this proxy solicitation?

A:
Our board of directors is conducting this proxy solicitation.  We will pay for the entire cost of soliciting proxies, including the preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders.  We may also reimburse brokerage houses, banks and other custodians, nominees, fiduciaries and agents for the costs of forwarding proxy materials to beneficial owners.  Our officers, directors and employees may solicit proxies in person, by telephone, or by other means of communication, but will not be paid any additional compensation for soliciting proxies.

Q:	When will the proxy materials be mailed to stockholders?

A:	The proxy materials will be mailed to stockholders on or about September 23, 2013.

Q:	Are the proxy materials available on the Internet?

A:
Yes.  Pursuant to rules adopted by the SEC, we have elected to provide the proxy materials by mail as well as over the Internet.  To obtain a copy of the proxy materials through the Internet, go to www.proxyandprinting.com, click on “Vote Your Proxy,” then click on “American Restaurant Concepts, Inc.”

Q:	How do I attend the special meeting?

A:
The meeting will be held on Monday, October 21, 2013 at 10:00 a.m. local time at our corporate office located at 13453 North Main Street, Suite 206, Jacksonville, FL 32218.  Information on how to vote in person at the special meeting is discussed below.

Q:	Who may vote at the special meeting?

A:
Only stockholders of record of our common stock at the close of business on the record date, which was September 3, 2013, are entitled to receive notice of and to vote at the special meeting.  On the record date, there were 37,708,540 shares of our common stock outstanding and entitled to vote at the special meeting.

Stockholder of Record: Shares Registered in Your Name

If, on September 3, 2013, your shares were registered directly in your name with our transfer agent, Island Stock Transfer, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the special meeting or vote by proxy.  Whether or not you plan to attend the special meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy via telephone, facsimile, email or the Internet as instructed below to ensure your vote is counted.

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Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If, on September 3, 2013, your shares were held, not in your name, but rather in an account at a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that nominee.  The nominee holding your account is considered to be the stockholder of record for purposes of voting at the special meeting.  As a beneficial owner, you have the right to direct your nominee regarding how to vote the shares in your account.  You are also invited to attend the special meeting in person.  However, since you are not the stockholder of record, you may not vote your shares in person at the special meeting unless you request and obtain a valid proxy from your nominee.

Q:	What am I voting on?

A:
You are voting on a proposed amendment to our articles of incorporation (as amended to date, the “Articles of Incorporation”) to effect a reverse stock split of our outstanding shares of common stock at any whole number ratio between 1-for-5 and 1-for-50, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse stock split to be determined by our board of directors, in its discretion, following stockholder approval (if received), but not later than December 31, 2014.

Q:	What if another matter is properly brought before the meeting?

A:
Our board of director knows of no other matters that will be presented for consideration at the special meeting.  If any other matters are properly brought before the special meeting, or any adjournments or postponements thereof, it is the intention of the persons named in the accompanying proxy card to vote on those matters in accordance with their best judgment.

Q:	How do I vote?

A:	You may vote “For” or “Against” or abstain from voting on the proposal to amend our Articles of Incorporation to effect the reverse stock split. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the special meeting, vote by proxy using the enclosed proxy card, or vote by proxy via telephone, facsimile, email or the Internet.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the special meeting and we will give you a ballot when you arrive.

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•
To vote using the proxy card, simply complete, sign and date your proxy card and return it promptly in the postage-paid envelope provided, or return it to Island Stock Transfer, 15500 Roosevelt Blvd., Suite 301, Clearwater, FL 33760.  If you return your signed proxy card to us before the special meeting, we will vote your shares as you direct.

•
To vote over the telephone, dial toll-free (877) 502-0550 using a touch-tone phone and follow the recorded instructions.  You will be asked to provide the control number found on the enclosed proxy card.  Your vote must be received by 9:00 a.m. Eastern Standard Time on October 21, 2013 to be counted.

•
To vote by facsimile, simply complete, sign and date your proxy card and return it via facsimile to (727) 289-0069.  Your vote must be received by 9:00 a.m. Eastern Standard Time on October 21, 2013 to be counted.

•
To vote by email, simply complete, sign and date your proxy card, scan the proxy card into electronic format, and return it via email to akotlova@islandstocktransfer.com.  Your vote must be received by 9:00 a.m. Eastern Standard Time on October 21, 2013 to be counted.

•
To vote through the Internet, go to www.proxyandprinting.com, click on “Vote Your Proxy,” click on “American Restaurant Concepts, Inc.”, then click on “Vote Your Proxy” to complete an electronic proxy card.  You will be asked to provide the control number found on the enclosed proxy card.  Your vote must be received by 9:00 a.m. Eastern Standard Time on October 21, 2013 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares held in “street name” by a broker, bank, or other nominee, you will receive a proxy card and instructions that you must follow in order to provide voting instructions to that nominee.  To vote in person at the special meeting, you must obtain a valid proxy from your nominee.

We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions.  However, please be aware that you must bear any costs associated with your access to the Internet, such as usage charges from Internet access providers and telephone companies.

Q:	How many votes do I have?

A:	On each matter to be voted upon, you will be entitled to one vote for each share of common stock that you own on September 3, 2013.

Q:	How are votes counted?

A:
Votes will be counted by our transfer agent, Island Stock Transfer, which will serve as the inspector of election for the meeting.  The inspector of election will separately count “For” and “Against” votes, abstentions and broker non-votes.  Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote total for the proposal.

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Q:	What are “broker non-votes”?

A:
Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other nominee holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the nominee holding the shares.  If the beneficial owner does not provide voting instructions, the nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to matters that are considered to be “non-routine.”  Under the rules and interpretations of the New York Stock Exchange, the proposal to amend our Articles of Incorporation to effect the reverse stock split is considered a “routine” matter.  Therefore, nominees that do not receive instructions from beneficial owners of shares held in “street name” may vote on this proposal in their discretion.

Q:	What is the quorum requirement?

A:
A quorum of stockholders is necessary to hold a valid stockholders meeting.  A quorum will be present if stockholders holding a majority of the votes entitled to be cast on the proposal are present at the meeting in person or represented by proxy.  On the record date, there were 37,708,540 shares of common stock outstanding and entitled to vote.   Thus, the holders of 18,854,271 shares of common stock must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or vote in person at the meeting.  Abstentions and shares held in “street name” by nominees that are voted on any matter will be counted towards the quorum requirement.  Shares held in “street name” by nominees that are not voted on any matter will not be counted towards the quorum requirement.  If there is no quorum, the holders of a majority of shares present at the meeting in person or represented by proxy may adjourn the meeting to another date.

Q:	How many votes are needed to approve the proposal?

A:
The proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.  Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote total for the proposal.

Q:	How does the Company’s board of directors recommend that I vote?

A:	Our board of directors recommends that our stockholders vote “FOR” Proposal No. 1 to approve an amendment to our Articles of Incorporation to effect the reverse stock split.

Q:	What happens if I return a proxy card or otherwise vote but do not make specific choices?

A:
If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the approval to effect the reverse stock split.  If any other matter is properly presented at the meeting, one of the individuals named on your proxy card will vote your shares using his or her best judgment.

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Q:	What happens if I do not return a proxy card or otherwise provide proxy instructions?

A:
The failure to return your proxy card or otherwise provide proxy instructions could be a factor in establishing a quorum for the special meeting of our stockholders.  If you are a stockholder of record, it will have no effect on the votes cast or the vote total for the proposal.  If you are a beneficial owner of shares held in “street name” by a broker, bank, or other nominee, we believe the nominee has the authority to vote on the proposal in its discretion.  If, however, the nominee does not have the discretion to vote on the proposal, or if the nominee has the discretion to vote on the proposal but does not do so, it will have no effect on the votes cast or the vote total for the proposal.

Q:	May I change my vote after submitting my proxy?

A:	Yes. You can revoke your proxy at any time before the final vote at the special meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date;
•	You may grant a subsequent proxy by telephone, facsimile, email or the Internet;
•	You may send a timely written notice that you are revoking your proxy to Island Stock Transfer, 15500 Roosevelt Blvd., Suite 301, Clearwater, FL 33760; or
•	You may attend the special meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.
Your most current proxy card or telephone, facsimile, email or Internet proxy is the one that will be counted.

If your shares are held by a broker, bank or other nominee, you must follow the instructions received from that nominee in order to revoke your proxy.

Q:	How can I find out the results of the voting at the special meeting?

A:
Preliminary voting results will be announced at the special meeting.  Final voting results will be published in a Current Report on Form 8-K that we expect to file with the SEC within four business days of the date of the special meeting. If final voting results are not available to us within four business days of the date of the special meeting, we intend to file a Form 8-K with the SEC to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K with the SEC to publish the final results.

Q:	Who can help answer my questions?

A:
If you have questions about the special meeting or proxy materials, including the procedures for voting your shares, you should contact our Secretary in writing at 1405 West Pinhook Road, Suite 102, Lafayette, LA 70503, or by calling (904) 741-5500.

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PROPOSAL NO. 1

APPROVAL OF AN AMENDMENT TO OUR
ARTICLES OF INCORPORATION TO EFFECT
A REVERSE STOCK SPLIT OF OUR COMMON STOCK

Introduction

Our board of directors has unanimously adopted and is recommending for stockholder approval an amendment to our Articles of Incorporation to effect a reverse stock split of our outstanding shares of common stock at any whole number ratio between 1-for-5 and 1-for-50, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse stock split to be determined by our board of directors, in its discretion, following stockholder approval (if received), but not later than December 31, 2014.  Under the laws of the State of Florida, our board of directors must approve any amendment to our Articles of Incorporation and recommend the amendment to our stockholders for their approval.  The form of the proposed amendment to our Articles of Incorporation to effect the reverse stock split is attached to this proxy statement as Annex A (the “Amendment”).

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT OF OUR SHARES OF COMMON STOCK.

If our stockholders approve the reverse stock split at the special meeting, we expect our board of directors to determine whether to effect the reverse stock split and, if so, which reverse stock split ratio between 1-for-5 and 1-for-50 is in the best interests of the Company and our stockholders.  If our board of directors elects at the special meeting to not effect the reverse stock split, our board of directors will retain the right and discretion, based on our stockholders’ approval, to elect at a later date, but not later than December 31, 2014, to effect the reverse stock split and to determine the appropriate reverse stock split ratio.  If our board of directors does not elect to effect the reverse stock split by December 31, 2014, stockholder approval will be required again before we can implement any reverse stock split.  We believe that granting our board of directors the discretion to implement the reverse stock split and to set the reverse stock split ratio within the stated range at any time on or before December 31, 2014 will provide us with the flexibility to implement the reverse stock split, if at all, in a manner designed to maximize the anticipated benefits to the Company and our stockholders.

We expect that the primary focus of our board of directors in determining the reverse stock split ratio will be to select a ratio that our board of directors believes is likely to result in a common stock price that will achieve the objectives set forth herein.  Depending on the ratio for the reverse stock split determined by the board of directors, every share of our outstanding common stock at the effective time of the reverse stock split will be combined into a smaller number of shares of common stock.  The number of shares of our common stock outstanding will therefore be reduced, depending upon the reverse stock split ratio determined by our board of directors.

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The Amendment includes the range of reverse stock split ratios that may apply to the proposed reverse stock split.  In accordance with Florida law, any final determination of the actual reverse stock split ratio to be applied will be made dependent upon facts ascertainable outside the Amendment – in this case, a determination by our board of directors.  Our board of directors’ determination to proceed with a reverse stock split, if at all, and our board of directors’ determination of the reverse stock split ratio will be reported in a Current Report on Form 8-K that we will file promptly after our board of directors makes those determinations.

The reverse stock split, if effected, will only affect outstanding shares of our common stock.  We do not have any shares of common stock held in treasury, we do not have any shares of common stock available for issuance under any equity compensation plans, nor do we have any securities outstanding that are exercisable or convertible into shares of our common stock.  The reverse stock split will not affect our authorized capital, nor will it affect the par value of our shares of common stock.

To avoid fractional shares of our common stock resulting from the reverse stock split, stockholders of record who would otherwise receive fractional shares as a result of the reverse stock split will receive whole shares in lieu of fractional shares.

Reasons for the Reverse Stock Split

Our board of directors believes that the reverse stock split, if completed, would make our common stock more attractive to a broader range of institutional and other investors.  Many brokerage houses and institutional investors have internal policies and practices that prohibit or discourage them from investing in low-priced stocks or recommending such stocks to their customers because of the trading volatility often associated with such stocks.  Some of those policies and practices pertain to the payment of brokers’ commissions and to time-consuming procedures that function to make the handling of low-priced stocks unattractive to brokers from an economic standpoint.  In addition, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide research coverage on low-priced stocks.  Moreover, because brokers’ commissions on lower priced stocks generally represent a higher percentage of the stock price than commissions on higher priced stocks, the current share price of our common stock can result in individual stockholders paying transaction costs (commissions, markups or markdowns) that are a higher percentage of their total share value than would be the case if the share price was substantially higher.  Our board of directors believes that the combination of increased interest from brokerage houses, institutional investors and analysts and lower transaction costs could improve the trading liquidity of our common stock.

In addition, our board of directors believes that the reverse stock split, if completed, would result in increased visibility for our net income / (loss) per share.  For example, if the weighted-average number of our outstanding shares of common stock is 100,000,000, each $1,000,000 of net income will result in $0.01 of earnings per share and net income of less than $500,000 will result in no earnings per share as a result of rounding.  If we implement the reverse stock split using a ratio of 1-for-10, the weighted average number of shares outstanding will be reduced to 10,000,000.  Accordingly, each $100,000 of net income will result in $0.01 earnings per share and any change in net income of $50,000 or more will be visible in earnings per share, making it easier to reflect changes in our quarterly and annual results of operations, whether up or down, in our net income / (loss) per share calculations.

Our board of directors also believes that a higher market price per share for our common stock may help us attract and retain employees.  Our board of directors believes that some potential employees are less likely to work for a company with a low stock price, especially below $1.00 per share, regardless of the company’s market capitalization.

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Finally, our board of directors believes that the availability of additional shares of common stock would provide us with the flexibility to consider and respond to future business opportunities and needs as they arise, including equity offerings, mergers or other business combinations, asset acquisitions, stock dividends, stock splits and other corporate purposes.  No additional action or authorization by our stockholders would be necessary prior to the issuance of such additional shares, unless required by applicable law or the rules of any stock exchange or national securities association trading system on which our shares of common stock are then listed or quoted.  We do not currently have any commitment, arrangement, understanding or agreement to issue shares of our common stock subsequent to the reverse stock split.

Board of Directors Discretion to Implement the Reverse Stock Split

If our stockholders approve Proposal No. 1 at the special meeting, we will effect the reverse stock split only if our board of directors determines, in its discretion, that proceeding with the reverse stock split is in the best interests of the Company and our stockholders.  Our board of directors may determine to proceed with the reverse stock split any time after stockholder approval is received, up to December 31, 2014.

Our board of directors reserves the right to elect to not proceed with and abandon the reverse stock split if it determines, in its discretion, that the reverse stock split is no longer in the best interests of the Company and our stockholders.  If our board of directors does not implement the reverse stock split prior to December 31, 2014, the authority granted in this proposal to implement the reverse stock split will terminate.

Factors Considered by Our Board of Directors

Approval of the Reverse Stock Split

In deciding whether to recommend approval of the reverse stock split to our stockholders, our board of directors took into account each of the potential positive factors of a reverse stock split described above under “Reasons for the Reverse Stock Split.”  Our board of directors also took into account potential negative factors associated with a reverse stock split.  These factors include the negative perception of reverse stock splits held by some investors, analysts and other stock market participants, the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined back to pre-reverse stock split levels, the adverse effect on liquidity that might be caused by a reduced number of shares outstanding, and the costs associated with implementing a reverse stock split.

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If our board of directors decides to effect the reverse stock split, each stockholder will own a lesser number of shares than such stockholder owned immediately before giving effect to the reverse stock split (which fewer number will be equal to the number of shares owned immediately prior to the reverse stock split divided by one of the whole number ratios between 1-for-5 and 1-for-50 as may be selected by our board of directors in its discretion).  While our board of directors expects that the reverse stock split will result in an increase in the price per share of our common stock, our board of directors also recognizes that the reverse stock split may not increase the price per share of our common stock in proportion to the reduction in the number of shares of our common stock outstanding or result in a long-term increase in the price per share of our common stock.  The effect of a reverse stock split on the market price of our common stock cannot be predicted with any certainty, and the history of similar stock split combinations for companies in similar circumstances is varied. In addition, factors unrelated to the number of shares outstanding, including, but not limited to, our financial results, market conditions and the market’s perception of our business, may adversely affect the market price of our common stock after the reverse stock split is effected, just as these factors have historically affected us.  As a result, we cannot assure you that the price of our common stock will be maintained at the price per share in effect immediately following the effective time of the reverse stock split.

If the reverse stock split is effected and the price per share of our common stock subsequently declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than that which would have occurred in the absence of the reverse stock split.  The liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split, and the reduced number of shares may make it more difficult to trade shares of our common stock.  In addition, the reverse stock split will likely increase the number of stockholders who own “odd lots” of fewer than 100 shares of our common stock. Stockholders who hold odd lots typically experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales.  Accordingly, a reverse stock split may not achieve the desired results that have been outlined above.

Ratio for the Reverse Stock Split

Our board of directors believes that stockholder approval of a range of potential exchange ratios, rather than a single exchange ratio, is in the best interests of our stockholders because it provides our board of directors with the flexibility to achieve the desired results of the reverse stock split, and because it is not possible to predict market conditions at the time the reverse stock split would be implemented. If the stockholders approve this proposal, our board of directors will carry out a reverse stock split only upon our board of directors’ determination that a reverse stock split would be in the best interests of the Company and our stockholders at that time.  Our board of directors would then set the ratio for the reverse stock split in an amount that it determines is advisable and in the best interests of the stockholders considering relevant market conditions at the time the reverse stock split is to be implemented.

In determining the ratio, following receipt of stockholder approval (if received), our board of directors may consider, among other things:

•	the historical prices and trading volume of our common stock;

•	the then-prevailing trading price and trading volume of our common stock;

•	the anticipated impact of the reverse stock split on the trading market for our common stock;

•	the outlook for the trading price of our common stock;

•	the historic and then-prevailing trading prices of our competitors’ common stock;

•	any threshold prices of brokerage houses or institutional investors that could impact their ability to invest or recommend investments in our common stock; and

•	then-prevailing market and economic conditions.

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Our board of directors intends to select a reverse stock split ratio that it believes will be most likely to achieve the anticipated benefits of the reverse stock split described above.

Our board of directors considered all of the foregoing factors and determined that effecting a reverse stock split is in the best interests of the Company and our stockholders.  As noted above, even if our stockholders approve Proposal No. 1, thereby authorizing our board of directors to effect the reverse stock split, our board of directors reserves the right to not effect the reverse stock split if our board of directors determines that not proceeding with the reverse stock split is in the best interests of the Company and our stockholders.

Consequences if Stockholder Approval for the Reverse Stock Split Is Not Obtained

If stockholder approval for the reverse stock split is not obtained, the number of shares of our common stock that are issued and outstanding will not change, the trading price of our shares of common stock on the “pink sheets” maintained by the OTC Markets Group, Inc. will not change, and, accordingly, the anticipated benefits of the reverse split described above under “Reasons for the Reverse Stock Split” will not be achieved.

Effects of the Reverse Stock Split

General

If our stockholders approve the reverse stock split at the special meeting, we will effect the reverse stock split only if our board of directors determines, in its discretion, that proceeding with the reverse stock split is in the best interests of the Company and our stockholders.  Any such determination by our board of directors will include a determination of the appropriate reverse stock split ratio to be applied.  Our board of directors may determine to proceed with the reverse stock split any time after stockholder approval is given, up to December 31, 2014.  If our stockholders approve the reverse stock split at the special meeting, we anticipate that our board of directors will meet soon after the special meeting to determine whether: (i) to proceed with effecting the reverse stock split and, if so, to determine the appropriate reverse stock split ratio, or (ii) to defer a decision on the reverse stock split to a future date that could be as late as December 31, 2014.

If our stockholders approve the reverse stock split at the special meeting and our board of directors approves and implements the reverse stock split, the principal effect will be to proportionately decrease the number of shares of our common stock outstanding based on the reverse stock split ratio selected by our board of directors.  The following table sets forth, at each of the reverse stock split ratios that may be implemented by our board of directors: (i) the percentage reduction in the number of shares of our common stock that would be outstanding after the reverse stock split is effected, (ii) the number of shares of our common stock that would be outstanding after the reverse stock split is effected, and (iii) number of shares of our common stock that would be available for issuance after the reverse stock split is effected, assuming that the number of shares of our common stock outstanding on the effective date of the reverse stock split is the same as the number of shares of our common stock outstanding on the record date.  We had 37,708,540 shares of our common stock outstanding on the record date, which is September 3, 2013.

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Ratio of Reverse Stock Split	Percentage Reduction in Number of Shares Outstanding	Shares Outstanding After Reverse Stock Split (1)	Shares Authorized for Issuance After Reverse Stock Split (1)
1-for-5	80.0%	7,541,708	92,458,292
1-for-6	83.3%	6,284,757	93,715,243
1-for-7	85.7%	5,386,934	94,613,066
1-for-8	87.5%	4,713,568	95,286,433
1-for-9	88.9%	4,189,838	95,810,162
1-for-10	90.0%	3,770,854	96,229,146
1-for-11	90.9%	3,428,049	96,571,951
1-for-12	91.7%	3,142,378	96,857,622
1-for-13	92.3%	2,900,657	97,099,343
1-for-14	92.9%	2,693,467	97,306,533
1-for-15	93.3%	2,513,903	97,486,097
1-for-16	93.8%	2,356,784	97,643,216
1-for-17	94.1%	2,218,149	97,781,851
1-for-18	94.4%	2,094,919	97,905,081
1-for-19	94.7%	1,984,660	98,015,340
1-for-20	95.0%	1,885,427	98,114,573
1-for-21	95.2%	1,795,645	98,204,355
1-for-22	95.5%	1,714,025	98,285,975
1-for-23	95.7%	1,639,502	98,360,498
1-for-24	95.8%	1,571,189	98,428,811
1-for-25	96.0%	1,508,342	98,491,658
1-for-26	96.2%	1,450,328	98,549,672
1-for-27	96.3%	1,396,613	98,603,387
1-for-28	96.4%	1,346,734	98,653,266
1-for-29	96.6%	1,300,294	98,699,706
1-for-30	96.7%	1,256,951	98,743,049
1-for-31	96.8%	1,216,405	98,783,595
1-for-32	96.9%	1,178,392	98,821,608
1-for-33	97.0%	1,142,683	98,857,317
1-for-34	97.1%	1,109,075	98,890,925
1-for-35	97.1%	1,077,387	98,922,613
1-for-36	97.2%	1,047,459	98,952,541
1-for-37	97.3%	1,019,150	98,980,850
1-for-38	97.4%	992,330	99,007,670
1-for-39	97.4%	966,886	99,033,114
1-for-40	97.5%	942,714	99,057,287
1-for-41	97.6%	919,720	99,080,280
1-for-42	97.6%	897,822	99,102,178
1-for-43	97.7%	876,943	99,123,057
1-for-44	97.7%	857,012	99,142,988
1-for-45	97.8%	837,968	99,162,032
1-for-46	97.8%	819,751	99,180,249
1-for-47	97.9%	802,309	99,197,691
1-for-48	97.9%	785,595	99,214,405
1-for-49	98.0%	769,562	99,230,438
1-for-50	98.0%	754,171	99,245,829

(1) Assumes that no additional shares of common stock will be issued as a result of rounding fractional shares up to the nearest whole share.

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The reverse stock split will not change the terms of our common stock.  All shares of common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable, will have the same voting rights and rights to dividends and distributions, and will be identical in all other respects to our common stock now authorized.  The reverse stock split will affect all of the holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interests or proportionate voting power, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share, in which case such stockholders will receive a whole share in lieu of the fractional share.  The reverse stock split will not affect the number of stockholders of record.

Our common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we are subject to the periodic reporting and other requirements of the Exchange Act.  The reverse stock split will not affect the registration of our common stock under the Exchange Act or the listing of our common stock on the “pink sheets” maintained by the OTC Markets Group, Inc.  Immediately after the reverse stock split, our common stock will continue to be listed on the pink sheets under the trading symbol “ANPZ”, although it will be considered a new listing with a new CUSIP number, and a new character “D” will be appended to our trading symbol for 20 days to reflect the reverse split.  Continued listing of our common stock on the pink sheets after the reverse stock split will be subject to our ability to satisfy the rules and regulations that govern securities traded on the pink sheets.

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Authorized but Unissued Shares of Our Common Stock

We are currently authorized to issue up to 100,000,000 shares of common stock under our Articles of Incorporation, of which 37,708,540 shares of common stock were issued and outstanding as of September 3, 2013, which is the record date.  The reverse stock split, if implemented, will have no effect on the total number of shares of common stock that we are authorized to issue under our Articles of Incorporation.  As a result, the reverse stock split will have the effect of increasing the number of authorized but unissued shares of our common stock.   We may issue such additional shares of our common stock from time to time in connection with future business opportunities and needs as they arise, including equity offerings, mergers or other business combinations, asset acquisitions, stock dividends, stock splits and other corporate purposes.  Any such future issuances would have the effect of diluting the percentage of stock ownership and voting rights of the present holders of our common stock.  We currently have no plans, arrangements or understandings regarding the issuance of such additional authorized and unissued shares of our common stock.

Par Value of Shares of Our Common Stock

The par value of our common stock is $0.01.  The reverse stock split, if implemented, will have no effect on the par value of our common stock.  As a result, upon the effectiveness of the reverse stock split, the stated capital on our balance sheet attributable to our common stock will be reduced proportionately based on the exchange ratio selected by our board of directors for the reverse stock split, and the additional paid-in capital on our balance sheet will be increased by the amount by which the stated capital is reduced.  Our stockholders’ equity, in the aggregate, will remain unchanged.

Stock Options, Warrants and Other Securities.

As of September 3, 2013, which is the record date, we did not have any stock options, warrants or other securities outstanding that were exercisable or convertible into shares of our common stock.  In the event we issue any such securities after the record date but prior to the effective date of the reverse stock split, if any, all such securities would be adjusted as a result of the reverse stock split in the manner specified by the terms of the securities. In general, proportionate adjustments would be made to the exercise or conversion price per share of the securities and the number of shares of common stock issuable upon the exercise or conversion of such securities, resulting in approximately the same aggregate price being paid by the holder upon the exercise of such securities immediately after the reverse stock split as would have been paid by the holder immediately before the reverse stock split.

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2011 Stock Incentive Plan

The American Restaurant Concepts, Inc. 2011 Stock Incentive Plan is the only equity-based compensation plan that we have implemented, and all shares available for issuance under the plan have been issued and are currently outstanding.  In the event any award previously made under the plan is terminated, canceled or forfeited by the recipient, the shares of common stock surrendered, withheld or tendered shall again become available for issuance pursuant to awards that may be granted under the plan.  In the event any such termination, cancelation or forfeiture occurs after the record date but prior to the effective date of the reverse stock split, the reverse stock will reduce the number of shares of common stock that are authorized for issuance under the plan, but will have no effect upon the proportion of shares available for future issuance under the plan in relation to the total number of shares of common stock reserved for issuance under the plan.

Effective Time of the Reverse Stock Split

If we implement the reverse stock split, it will become effective upon the filing and effectiveness of the Amendment with the Florida Department of State.  Our board of directors may determine to proceed with the reverse stock split any time after we receive stockholder approval, up to December 31, 2014.  Our board of directors will determine the exact effective time of the reverse stock split based on our board of directors’ evaluation of when that action will be the most advantageous to the Company and our stockholders.  In addition, our board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect to not proceed with the reverse stock split if, at any time prior to filing the Amendment, our board of directors, in its discretion, determines that it is no longer in the best interests of the Company and our stockholders to proceed with the reverse stock split.

Exchange of Stock Certificates

If we effect the reverse stock split, stockholders holding certificated shares of our common stock (i.e., shares represented by one or more physical stock certificates) will be required to exchange their old certificates for new certificates representing the appropriate number of shares of our common stock resulting from the reverse stock split.  As soon as practicable after the effective time of the reverse stock split, our transfer agent, which is Island Stock Transfer, will send to our stockholders of record the necessary materials and instructions for them to surrender and exchange their old certificates.  Stockholders will not have to pay any transfer fee or other fee in connection with the exchange.

YOU SHOULD NOT SEND OUR TRANSFER AGENT YOUR OLD CERTIFICATES NOW.  YOU SHOULD SEND THE OLD CERTIFICATES TO OUR TRANSFER AGENT AFTER YOU RECEIVE THE NECESSARY MATERIALS AND INSTRUCTIONS FROM OUR TRANSFER AGENT.

As soon as practicable after the surrender to our transfer agent of any old certificates, together with a properly completed and duly executed transmittal letter and any other documents that our transfer agent may specify, our transfer agent will deliver to the person in whose name the old certificates had been issued a new certificate registered in the name of that person.

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Until surrendered as contemplated in this section, a stockholder’s old certificates will be deemed at and after the effective time of the reverse stock split to represent the number of full shares of our common stock resulting from the reverse stock split.  We encourage stockholders to promptly return to our transfer agent any old certificates, a properly completed and duly executed transmittal letter, and any other documents our transfer agent may specify to facilitate the timely exchange of old certificates for new certificates representing the appropriate number of shares of our common stock resulting from the reverse stock split.

Any stockholder whose old certificates have been lost, destroyed or stolen will be entitled to receive a new certificate only after complying with the requirements that we and our transfer agent customarily apply in connection with lost, destroyed or stolen certificates.

No service charges, brokerage commissions or transfer taxes will be payable by any holder of any old certificate, except that if any new certificate is to be issued in a name other than that in which the old certificates are registered: (i) the person requesting the issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (ii) the transfer must comply with all applicable federal and state securities laws, and (iii) the surrendered certificate must be properly endorsed and otherwise in proper form for transfer.

Registered “Book-Entry” Holders of Our Common Stock

Certain registered holders of our common stock may hold some or all of their shares of common stock electronically in book-entry form with our transfer agent.  These stockholders do not have physical stock certificates evidencing their ownership of our common stock.  They are, however, provided with a statement reflecting the number of shares of our common stock that are registered in their name.

If you hold registered shares of common stock electronically in book-entry form, you do not need to take any action to receive post-reverse stock split shares.  If the reverse stock split is effected, your shareholdings will be electronically adjusted on our transfer agent’s records and reflected on your next statement.

Beneficial Owners of Our Common Stock

Certain registered holders of our common stock may hold some or all of their shares of common stock electronically in “street name” with brokers, banks and other nominees.  These stockholders do not have physical stock certificates evidencing their ownership of our common stock.  They are, however, provided with a statement reflecting the number of shares of our common stock that are registered in their name.

If you hold registered shares of common stock electronically in “street name” with a broker, bank or other nominee, your shares will be treated in the same manner as shares held by registered stockholders in their own names.  If the reverse stock split is effected, the nominees will be instructed to effect the reverse stock split.  The nominees may have different procedures for processing the reverse stock split.  If you have any questions about this process, you should contact your nominee.

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Fractional Shares

We will not issue fractional shares in connection with the reverse stock split, should it occur. Stockholders who would otherwise receive fractional shares because the number of shares of common stock they hold before the reverse stock split is not evenly divisible by the reverse split ratio ultimately selected by our board of directors will receive whole shares in lieu of fractional shares.

Interest of Certain Persons in the Proposal

Some of our officers, directors and five percent stockholders have an interest in this proposal as a result of their ownership of shares of our common stock, as described below under “Security Ownership of Certain Beneficial Owners and Management.”  We do not believe that our officers, directors or five percent stockholders have interests in the reverse stock split that are different from or greater than those of any other stockholder of the Company.

Potential Anti-Takeover Effect of the Reverse Stock Split

Upon effectiveness of the reverse stock split, the number of authorized shares of our common stock that are not issued or outstanding will increase relative to the number of shares of our common stock that are issued and outstanding prior to the reverse stock split.  The increase could be construed as having an anti-takeover effect.  Although our board of directors is not proposing the reverse stock split for this purpose, our board of directors could, subject to its fiduciary duties and applicable law, issue shares of our common stock for the purpose of resisting a third-party transaction that is favored by a majority of our stockholders, such as a hostile takeover bid, that would provide an above-market premium to our stockholders.  Moreover, the issuance of shares of our common stock to persons friendly to our board of directors could make it more difficult for our stockholders to remove incumbent management and directors from office, even if such changes would be favorable to our stockholders generally. Such a use of these additional authorized shares could render more difficult or discourage an attempt to acquire control of the Company through a transaction opposed by our board of directors.

The reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or to obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to our board of directors and stockholders.  Other than the reverse stock split described herein, our board of directors does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the proposed reverse stock split, our board of directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

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No Appraisal or Dissenters’ Rights

Under the Florida Business Corporation Act, stockholders will not be entitled to exercise appraisal or dissenters’ rights in connection with the reverse stock split, and we will not independently provide our stockholders with any such rights.

Accounting Matters

As a result of the reverse stock split, at its effective time, the stated capital on our balance sheet attributable to our common stock, which consists of the par value per share of our common stock multiplied by the aggregate number of shares of our common stock issued and outstanding, will be reduced in proportion to the ratio of the reverse stock split.  Correspondingly, our additional paid-in capital on our balance sheet, which consists of the difference between our stated capital and the aggregate amount paid to us upon issuance of all currently outstanding shares of our common stock, will be increased by the amount by which the stated capital is reduced.  Our stockholders’ equity, in the aggregate, will remain unchanged.

In addition, our net income / (loss) per share and net book value per share will be increased as a result of the reverse stock split because there will be fewer shares of our common stock outstanding.  All historic share and per share amounts in the financial statements and related footnotes that we file with the SEC in the future will be adjusted accordingly for the reverse stock split.

Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the reverse stock split to holders of our common stock.  Unless otherwise specifically indicated herein, this summary addresses the U.S. federal income tax consequences only to a beneficial owner of our common stock that is: (i) a citizen or resident of the U.S., (ii) a corporation (including an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the U.S. or of a political subdivision thereof (including the District of Columbia), (iii) an estate whose income is subject to U.S. federal income taxation, regardless of its source, or (iv) any trust if: (a) a U.S. court is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (b) it has a valid election in place to be treated as a U.S. person (each, a “U.S. holder”).  This summary does not address any state, local or foreign income or other tax consequences, nor does it address all of the tax consequences, that may be relevant to any particular stockholder, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by stockholders.  This summary also does not address the tax consequences to: (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

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This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date hereof.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.  In addition, we have not sought, and will not seek, an opinion of counsel or a ruling from the Internal Revenue Service (“IRS”) regarding the U.S. federal income tax consequences of the reverse stock split, and there can be no assurance the IRS will not challenge the statements and conclusions set forth below or that a court would not sustain any such challenge.

The reverse stock split is intended to be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, no gain or loss should be recognized by U.S. holders in the reverse stock split.  Accordingly, following the reverse stock split, the aggregate tax basis in the shares of common stock received pursuant to the reverse stock split should be equal to the aggregate tax basis in the shares of common stock surrendered, and the holding period for the shares of common stock received should include the holding period for the shares of common stock surrendered.

The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of that stockholder.  Each stockholder should consult its own tax advisor regarding all of the potential U.S. federal, state, local, and foreign income and other tax consequences of the reverse stock split.

Vote Required

Proposal No. 1 will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against the proposal.  Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the vote total for the proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table and the notes thereto set forth, as of September 9, 2013, certain information with respect to the beneficial ownership of: (i) each of our named executive officers, (ii) each of our directors, (iii) each of our named executive officers and directors as a group, and (iv) each person or group that is known to us to be the beneficial owner of more than five percent of our common stock.  This table is based upon information supplied by our officers, directors and principal stockholders and Schedules 13D and 13G filed with the SEC.  Where information regarding stockholders is based on Schedules 13D and 13G, the number of shares owned is as of the date for which information was provided in such schedules.  Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the persons named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned.

The beneficial owners and amount of securities beneficially owned have been determined in accordance with Rule 13d-3 under the Exchange Act and, in accordance therewith, includes all shares of our common stock that may be acquired by such beneficial owners within 60 days of September 9, 2013 upon the exercise or conversion of any options, warrants or other convertible securities.  Unless otherwise indicated, each person or entity named below has sole voting and investment power with respect to all shares of common stock beneficially owned by that person or entity, subject to the matters set forth in the footnotes to the table below, and has an address of 1405 West Pinhook Road, Suite 102, Lafayette, LA 70503.

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership (1)		Percentage of Class (1)
Richard W. Akam	500,000		1.3%
Daniel Slone	5,300		*
Fred D. Alexander	-0-		*
Ketan Pandya	70,000		*
William D. Leopold II	15,530,000		41.2%
Michael P. Rosenberger	4,573,000	(2)	12.1%
Seenu G. Kasturi	2,532,500		6.7%
Phillip J. Rosenberger	2,000,000		5.3%
All officers and directors as a group (5 persons)	5,148,300		13.7%

* Less than one percent.
(1) This table has been prepared based on 37,708,540 shares of our common stock outstanding on September 9, 2013.
(2) Includes (i) 3,000,000 shares held jointly by Mr. Rosenberger and his wife, and (ii) 1,500,000 shares held by Mr. Rosenberger’s wife.

CHANGE IN CONTROL

On November 2, 2012, Michael Rosenberger, who was then serving as our Chief Executive Officer, Chief Financial Officer, Secretary and sole member of our board of directors, entered into a Securities Purchase Agreement with William D. Leopold II.

 Under the terms of the agreement, Mr. Rosenberger sold 15,530,000 shares of our common stock in exchange for: (i) $500,000, (ii) an undertaking by Mr. Leopold to pay off in full by January 31, 2013 the remaining balance of principal and accrued interest due and payable under that certain Loan Agreement dated October 30, 2008, by and between Bank of America, N.A. and the Company, as amended, and (ii) an undertaking by Mr. Leopold to pay off in full by January 31, 2013, certain other debts of the Company.  Mr. Leopold paid for the shares in cash with his personal cash resources.  On November 2, 2012, the shares represented approximately 41.7% of the Company’s outstanding shares of common stock.  As of September 3, 2013, the shares represented approximately 41.2% of the Company’s outstanding shares of common stock.

In addition, under the terms of the agreement, beginning on June 2, 2013, Mr. Leopold had the right to request that Mr. Rosenberger resign from all officer and director positions that he then held with the Company.  Effective July 31, 2013, at Mr. Leopold’s request, Mr. Rosenberger resigned from all officer and director positions that he held with the Company.

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The sale of the shares by Mr. Rosenberger to Mr. Leopold could be deemed to have resulted in a change in control of the Company on the date the transaction closed.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers, banks and other nominees) to satisfy the delivery requirements for proxy materials with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” is designed to reduce our printing and postage costs.

A number of brokers, banks and other nominess with account holders who are stockholders of the Company may be householding our proxy materials.  Accordingly, a single copy of our proxy materials may be delivered to multiple stockholders sharing an address.  Once you have received notice from your nominee that they will be householding communications sent to your address, householding will continue until you are notified otherwise or until you revoke your consent.  Stockholders who are currently receiving multiple copies of the proxy materials at their addresses and would like to request householding of their communications should contact their nominees.

If, at any time, you no longer wish to participate in householding and would like to receive a separate set of the proxy materials, you may: (i) notify your nominee, (ii) notify us by calling (904) 741-5500, or (iii) notify us by directing your written request to Secretary, American Restaurant Concepts, Inc., 1405 West Pinhook Road, Suite 102, Lafayette, LA 70503.  We will promptly deliver, upon oral or written request to the telephone number or address stated above, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of the proxy materials was delivered.

STOCKHOLDER PROPOSALS

Our bylaws provide that our annual meeting of stockholders will be held no later than 100 days after the anniversary of the date of our incorporation, which was April 25, 2000.  We did not hold an annual meeting of stockholders in 2013.  We intend to hold an annual meeting of stockholders in 2014 regardless of whether the reverse stock split is approved.

In order for any stockholder proposal to be included in our proxy materials for our 2014 annual meeting of stockholders, the stockholder must meet the eligibility and procedural requirements of Rule 14a-8 of the Exchange Act and the proposal must be received by us a reasonable time before we begin to print and mail our proxy materials to stockholders.  If a stockholder intends to present a matter for a vote at the 2014 annual meeting, other than by submitting a proposal for inclusion in our proxy statement for that meeting, the stockholder must give us timely notice in accordance with applicable SEC rules.  To be timely, the stockholder’s notice must be received by us a reasonable time before we begin to print and mail our proxy materials to stockholders.

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Pursuant to Rule 14a-4 of the Exchange Act, our management may exercise discretionary voting authority under proxies it solicits and obtains for our 2014 annual meeting of stockholders with respect to any proposal presented by a stockholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, if we do not receive timely notice of such proposal in accordance with applicable SEC rules.

All stockholder proposals should be mailed to the following address:  Secretary, American Restaurant Concepts, Inc., 1405 West Pinhook Road, Suite 102, Lafayette, LA 70503.

OTHER MATTERS

The board of directors knows of no other matters that will be presented for consideration at the special meeting.  If any other matters are properly brought before the special meeting, or any adjournments or postponements thereof, the persons named in the accompanying proxy card will use their discretion to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Richard W. Akam
Chief Executive Officer

September 23, 2013

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Annex A

ARTICLES OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
AMERICAN RESTAURANT CONCEPTS, INC.

Pursuant to the provisions of Section 607.1006 of the Florida Business Corporation Act, American Restaurant Concepts, Inc., a Florida corporation (the “Corporation”), hereby adopts the following Articles of Amendment to its Articles of Incorporation, as amended:

1.           The name of the Corporation is: “American Restaurant Concepts, Inc.”

2.           “ARTICLE IV.  SHARES” of the Articles of Incorporation, as amended, is hereby deleted in its entirety, and the following language is inserted in lieu thereof:

“This corporation is authorized to issue 100,000,000 shares of $0.01 par value common stock, which shall be designated as “Class A Common Shares.”

At the effective time of these Articles of Amendment (the “Effective Time”), each [_____________] ([___]) Class A Common Shares of the Corporation issued and outstanding or held in treasury immediately prior to the Effective Time shall, without any further action on the part of the holders thereof, automatically be combined and converted into one (1) Class A Common Share of the Corporation; provided, however, that the number of Class A Common Shares authorized for issuance pursuant to the first paragraph of this Article IV and the par value of the Class A Common Shares set forth in the first paragraph of this Article IV shall not be altered; and provided further, however, that any fractional shares resulting from such combination and conversion shall be rounded up to the nearest whole share.”

3.           The foregoing amendment to the Corporation’s Articles of Incorporation was adopted and approved by the Corporation’s board of directors on September 2, 2013, was recommended to the Corporation’s stockholders by the Corporation’s board of directors by means of the Corporation’s proxy statement dated September 23, 2013, and was adopted and approved by the Corporation’s stockholders on October 21, 2013, all in accordance with the provisions of Section 607.1003 of the Florida Business Corporation Act.  The number of votes cast for the foregoing amendment by the Corporation’s stockholders was sufficient for approval.

4.           Pursuant to the provisions of Section 607.0123 of the Florida Business Corporation Act, these Articles of Amendment shall become effective immediately upon filing with the Florida Department of State.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be duly executed by its authorized officer this ______ day of _________________, _______.

AMERICAN RESTAURANT CONCEPTS, INC.

By:
Name:
Title:

PROXY	PROXY

AMERICAN RESTAURANT CONCEPTS, INC.

SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard W. Akam and Fred D. Alexander, and each of them, as proxies and attorneys-in-fact for the undersigned, with full power of substitution, and hereby authorizes them, and each of them, to vote all shares of Class A common stock of American Restaurant Concepts, Inc. (the “Company”) that the undersigned is entitled to vote at the Company’s Special Meeting of Stockholders to be held on Monday, October 21, 2013, at 10:00 a.m. Eastern Standard Time, at the Company’s  corporate office located at 13453 North Main Street, Suite 206, Jacksonville, FL 32218, and at any adjournments or postponements thereof, with all powers that the undersigned would possess if present at the meeting, upon and in respect of the following proposals and in accordance with the following instructions, with discretionary authority as to any and all other matters unknown a reasonable time before the solicitation that may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF A PROPERLY EXECUTED PROXY IS RETURNED AND THE STOCKHOLDER HAS NOT INDICATED HOW THE SHARES ARE TO BE VOTED, THE SHARES REPRESENTED BY THE PROXY WILL BE CONSIDERED PRESENT AT THE MEETING FOR PURPOSES OF DETERMINING A QUORUM AND WILL BE VOTED “FOR” PROPOSAL NO. 1 AND IN THE PROXIES’ DISCRETION FOR ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING.

Please mark your votes in blue or black ink as indicated in this example: ☒

		FOR	AGAINST	ABSTAIN
1.
Proposal to amend the Articles of Incorporation, as amended, to effect a reverse stock split of our Class A common stock at any whole number ratio of between 1-for-5 and 1-for-50, with the final decision of whether to proceed with the reverse stock split and the exact ratio and timing of the reverse stock split to be determined by the board of directors, in its discretion, following stockholder approval (if received), but not later than December 31, 2014.

		☐	☐	☐
2.	Any other matter that is properly brought before the special meeting or any adjournments or postponements thereof.

THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY AND ALL OTHER MATTERS UNKNOWN A REASONABLE TIME BEFORE THE SOLICITATION THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY

Signature: _____________________________________________                            Dated: _________________________________, 2013

Signature: _____________________________________________                            Dated: _________________________________, 2013

Note: Please sign exactly as your name appears hereon.  When more than one name appears, all should sign.  When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.  If signing as a corporation or other entity, please sign in full entity name by duly authorized officer, giving full title as such.